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Annual Report

August 31, 2002

Merrill Lynch
California
Insured
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

During the six-month period ended August 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, signs of an incipient U.S. economic recovery were largely offset by declines in U.S. stock markets allowing U.S. interest rates to remain in a relatively stable range. In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product
(GDP) activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts as many international investors prefer the safe haven status of U.S. Treasury securities. At the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By August 31, 2002, U.S. Treasury bond yields had fallen to 4.92%, a decline of approximately 50 basis points (0.50%) during the six-month period ended August 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of August 2002, long-term municipal revenue bond yields stood at 5.25%, a decline of more than 30 basis points from their recent highs in March.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at more than $11.4 billion, up over 60% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year--15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $180 billion in new long-term municipal bonds was issued, an increase of nearly 25% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the August quarter, an increase of more than 30% compared to the August 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July and August 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Fiscal Year in Review

For the fiscal year ended August 31, 2002, Merrill Lynch California Insured Municipal Bond Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.48%, +5.04%, +4.94% and +5.46%, respectively. This compares to the +6.24% return of the Fund's unmanaged benchmark Lehman Brothers Municipal Bond Index for the same 12-month period. However, the Fund's total returns were competitive compared to other insured California funds. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The fiscal year ended August 31, 2002 began with the reorganization of Merrill Lynch California Municipal Bond Fund and Merrill Lynch California Insured Municipal Bond Fund. At that time, the combined portfolios required some minimal restructuring to ensure that its assets complied with prospectus requirements for an insured fund. We sold some holdings in unenhanced paper and reinvested the proceeds in AAA insured securities so that at least 80% of the new Fund's assets were covered by bond insurance.

Our strategy throughout the year underpinned two components. First, we emphasized current yield within a high quality asset mix and, second, we adopted a more market neutral to defensive stance. Since the reorganization, we maintained the Fund's cash reserve position at approximately 5% of total assets. We kept the Fund's maximum weighting in inverse floaters, taking advantage of the steepness of the municipal yield curve in an effort to generate enhanced yield to the Fund's shareholders. This position represented 15% of Fund assets and was a major component of our strategy to provide a beneficial yield without compromising credit quality. More recently, we positioned the Fund in a defensive market stance. Most of the Fund's holdings are concentrated in higher couponed, more market defensive positions designed to cushion the Fund's net asset value volatility. Our intention is to seek to protect our net asset valuation level that is presently near a 10-year high. Throughout the year, the Fund benefited from refundings as interest rates dropped. We sold these positions to capture the generous price premiums they command once they are refunded. Our challenge was to maintain the Fund's yield as interest rates fell and the Fund's maximum position in inverse floaters helped to achieve this goal.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

However, as interest rates fell recently, our defensive position limited some price appreciation.

At this time, municipal interest rates for California insured paper have achieved levels that historically have proved difficult to improve upon. In the past, retail and institutional investors have eschewed municipal yields once they approached current levels. We believe it is time to temper the Fund's volatility, perhaps sacrificing a degree of near term price appreciation to position the Fund for when economic conditions are not as positive for California bond prices. We will continue to focus on credit quality, with 86% of the Fund's assets currently rated AAA with bond insurance.

The State of California continues to feel the effects of the weakened economy. Specifically, the high technology sector caused a more rapid rise in the unemployment rate compared to the national average of 6.2% during the month of August. The downturn also resulted in an anticipated fiscal year 2003 budget gap of $23.6 billion, which was closed with the passage of the State budget that consisted of expenditure reductions of approximately $7 billion coupled with sizable one-time revenue sources.

The State is approaching the time when it intends to offer a $12 billion new issue in part to repay the state's general fund for past years' energy purchases. Budget deficits from a weakened economy put pressure on the State's creditworthiness, although no action by the rating agencies was taken this year. The Fund currently has no exposure to unenhanced general obligated debt of the state. The energy transaction is slated for sale in October 2002, and its success will be crucial to shoring up the California State credit condition.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 25, 2002

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

PROXY RESULTS

During the six-month period ended August 31, 2002, Merrill Lynch California Insured Municipal Bond Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted        Shares Withheld
                                                                                 For               From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:       Terry K. Glenn                39,996,872            1,244,451
                                                James H. Bodurtha             39,965,315            1,276,008
                                                Joe Grills                    39,978,971            1,262,352
                                                Herbert I. London             40,001,595            1,239,728
                                                Andre F. Perold               40,001,595            1,239,728
                                                Roberta Cooper Ramo           39,973,337            1,267,986
                                                Robert S. Salomon, Jr.        39,955,153            1,286,170
                                                Melvin R. Seiden              39,976,988            1,264,335
                                                Stephen B. Swensrud           39,956,616            1,284,707
----------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                               % Return Without   % Return With
                                  Sales Charge     Sales Charge**
=================================================================
Class A Shares*
=================================================================
One Year Ended 6/30/02                +6.90%           +2.63%
-----------------------------------------------------------------
Five Years Ended 6/30/02              +5.54            +4.68
-----------------------------------------------------------------
Ten Years Ended 6/30/02               +6.12            +5.69
-----------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                   % Return          % Return
                                  Without CDSC       With CDSC**
=================================================================
Class B Shares*
=================================================================
One Year Ended 6/30/02                +6.37%           +2.37%
-----------------------------------------------------------------
Five Years Ended 6/30/02              +5.01            +5.01
-----------------------------------------------------------------
Ten Years Ended 6/30/02               +5.59            +5.59
-----------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.


                                    % Return         % Return
                                   Without CDSC      With CDSC**
=================================================================
Class C Shares*
=================================================================
One Year Ended 6/30/02                +6.17%           +5.17%
-----------------------------------------------------------------
Five Years Ended 6/30/02              +4.88            +4.88
-----------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                       +5.89            +5.89
-----------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


                                 % Return Without  % Return With
                                   Sales Charge    Sales Charge**
=================================================================
Class D Shares*
=================================================================
One Year Ended 6/30/02                +6.70%           +2.44%
-----------------------------------------------------------------
Five Years Ended 6/30/02              +5.42            +4.56
-----------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                       +6.43            +5.86
-----------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

ML California Insured Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1992 to August 2002:

                                   8/92          8/93           8/94          8/95           8/96
ML California Insured
Municipal Bond Fund+--
Class A Shares*                    $9,600        $10,866        $10,766       $11,493        $12,243

ML California Insured
Municipal Bond Fund+--
Class B Shares*                    $10,000       $11,262        $11,093       $11,786        $12,492

                                   8/97          8/98           8/99          8/00           8/01          8/02
ML California Insured
Municipal Bond Fund+--
Class A Shares*                    $13,290       $14,405        $14,146       $15,139        $16,659       $17,575

ML California Insured
Municipal Bond Fund+--
Class B Shares*                    $13,503       $14,562        $14,215       $15,136        $16,571       $17,409

                                   8/31/92       8/93           8/94          8/95           8/96
Lehman Brothers Municipal
Bond Index++                       $10,000       $11,220        $11,236       $12,232        $12,873

                                   8/97          8/98           8/99          8/00           8/01          8/02
Lehman Brothers Municipal
Bond Index++                       $14,063       $15,279        $15,355       $16,395        $18,066       $19,194

ML California Insured Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to August 2002:

                                   10/21/94**    8/95           8/96          8/97           8/98          8/99
ML California Insured
Municipal Bond Fund+--
Class C Shares*                    $10,000       $10,891        $11,531       $12,451        $13,404       $13,082

ML California Insured
Municipal Bond Fund+--
Class D Shares*                    $9,600        $10,501        $11,176       $12,129        $13,133       $12,873

                                   8/00          8/01           8/02
ML California Insured
Municipal Bond Fund+--
Class C Shares*                    $13,915       $15,219        $15,972

ML California Insured
Municipal Bond Fund+--
Class D Shares*                    $13,763       $15,130        $15,959

                                   10/31/94**    8/95           8/96          8/97           8/98          8/99
Lehman Brothers Municipal
Bond Index++                       $10,000       $11,248        $11,837       $12,931        $14,049       $14,119

                                   8/00          8/01           8/02
Lehman Brothers Municipal
Bond Index++                       $15,076       $16,613        $17,650

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.

Recent Performance Results

                                                                                                         Ten Years/
                                                                          6-Month        12-Month      Since Inception  Standardized
As of August 31, 2002                                                  Total Return    Total Return     Total Return    30-Day Yield
====================================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*                 +3.80%           +5.48%         +83.01%          4.03%
------------------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*                 +3.54            +5.04          +74.08           3.69
------------------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*                 +3.49            +4.94          +59.73           3.59
------------------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares*                 +3.75            +5.46          +66.22           3.93
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                                    +4.17            +6.24        +91.94/+76.51        --
====================================================================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
California--97.0%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,625    ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's
                               Hospital Medical Center), 6% due 12/01/2029 (a)                                              $  2,958
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,750    Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                               Bonds (Community Facility Number 1), Series A, 7% due 8/01/2019                                 4,060
------------------------------------------------------------------------------------------------------------------------------------
                               Alameda Corridor, California, Transportation Authority, Revenue Bonds, Senior Lien,
                               Series A (g):
AAA       Aaa         2,000      5.125% due 10/01/2018                                                                         2,113
AAA       Aaa         2,600      5.25% due 10/01/2021                                                                          2,734
------------------------------------------------------------------------------------------------------------------------------------
                               Alameda County, California, COP, Refunding, Series A (g):
NR*       Aaa         2,185      5.375% due 12/01/2016                                                                         2,414
NR*       Aaa         1,250      5.375% due 12/01/2017                                                                         1,371
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Anaheim, California, Public Financing Authority, Tax Allocation Revenue Refunding
                               Bonds, RITES, 11.47% due 12/28/2018 (g)(i)                                                      5,512
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,405    Anaheim, California, Union High School District, GO, Series A, 5% due 8/01/2022 (f)             3,482
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                               5.875% due 4/01/2022 (g)                                                                        2,143
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,000    Bay Area Government Association, California, Revenue Refunding Bonds (California
                               Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)                                     6,629
------------------------------------------------------------------------------------------------------------------------------------
                               Cabrillo, California, Community College District, GO (Election of 1998), Series D (d):
AAA       Aaa         1,450      5.70%** due 7/01/2025                                                                           429
AAA       Aaa         1,600      5.70%** due 7/01/2026                                                                           446
AAA       Aaa         3,000      5.70%** due 7/01/2027                                                                           791
------------------------------------------------------------------------------------------------------------------------------------
                               California Educational Facilities Authority, Revenue Refunding Bonds (g):
NR*       Aaa         9,000      RIB, Series 413, 10.42% due 10/01/2026 (i)                                                   11,231
NR*       Aaa         1,025      (University of the Pacific), 5.875% due 11/01/2020                                            1,138
------------------------------------------------------------------------------------------------------------------------------------
                               California HFA, Home Mortgage Revenue Bonds, VRDN, AMT (j):
A1+       VMIG1@      9,600      Series J, 1.58% due 2/01/2033 (g)                                                             9,600
A1+       VMIG1@      1,100      Series R, 1.55% due 8/01/2023 (a)                                                             1,100
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2         2,250    California HFA Revenue Bonds, RIB, AMT, Series B-2, 11.241% due 8/01/2023 (e)(i)                2,362
------------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1@      2,000    California Health Facilities Finance Authority, Hospital Revenue Bonds
                               (Adventist Health System), VRDN, Series A, 1.60% due 9/01/2025 (j)                              2,000
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

    AMT           Alternative Minimum Tax (subject to)
    COP           Certificates of Participation
    DRIVERS       Derivative Inverse Tax-Exempt Receipts
    GO            General Obligation Bonds
    HFA           Housing Finance Agency
    PCR           Pollution Control Revenue Bonds
    RIB           Residual Interest Bonds
    RITES         Residual Interest Tax-Exempt Securities
    RITR          Residual Interest Trust Receipts
    VRDN          Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 3,000    California Health Facilities Finance Authority, Insured Health Facility Revenue
                               Refunding Bonds (Catholic Healthcare West), Series A, 6% due 7/01/2017 (g)                   $  3,357
------------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority Revenue Bonds:
AAA       NR*        10,000      DRIVERS, Series 181, 9.394% due 6/01/2022 (f)(i)                                             11,148
AAA       NR*         5,000      (Kaiser Permanente), RIB, Series 26, 9.40% due 6/01/2022 (f)(i)                               5,574
AAA       Aaa         2,000      (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (g)                              2,048
NR*       Aa3         5,780      (Scripps Research Institute), Series A, 6.625% due 7/01/2014                                  6,123
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1@      4,300    California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist
                               Hospital), VRDN, Series B, 1.65% due 9/01/2028 (j)                                              4,300
------------------------------------------------------------------------------------------------------------------------------------
                               California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                               Electric), VRDN (j):
A1+       NR*         4,000      AMT, Series B, 1.75% due 11/01/2026                                                           4,000
A1+       NR*         3,100      Series C, 1.75% due 11/01/2026                                                                3,100
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1@      3,400    California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                               (Shell Oil Company--Martinez Project), VRDN, AMT, Series A, 1.60% due 10/01/2024 (j)            3,400
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    California State Department of Water Resources, Water System Revenue Refunding Bonds
                               (Central Valley Project), Series Q, 5.375% due 12/01/2027 (g)                                   2,058
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Bonds:
AAA       NR*         1,500      DRIVERS, Series 209, 9.65% due 3/01/2016 (a)(i)                                               1,796
AAA       NR*        10,000      (Department of Corrections), Series A, 7% due 11/01/2019 (a)                                 11,379
AAA       Aaa         2,800      (Department of Health Services), Series A, 5.625% due 11/01/2019 (g)                          3,045
------------------------------------------------------------------------------------------------------------------------------------
                               California State Public Works Board, Lease Revenue Refunding Bonds, Series B:
AAA       Aaa        10,000      (Department of Corrections), 5.625% due 11/01/2019 (g)                                       10,890
AAA       Aaa         1,500      (Various Community College Projects), 5.625% due 3/01/2019 (a)                                1,618
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,580    California State University and Colleges, Housing System Revenue Refunding Bonds,
                               5.80% due 11/01/2017 (d)                                                                        1,746
------------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1@        200    California Statewide Communities Development Authority, COP (Continuing Care/University
                               Project), VRDN, 1.60% due 11/15/2028 (j)                                                          200
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         6,000    California Statewide Communities Development Authority, COP, Refunding
                               (Huntington Memorial Hospital), 5.80% due 7/01/2026 (b)                                         6,506
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           400    California Statewide Communities Development Authority, Lease Revenue Refunding Bonds
                               (Oakland Convention Center Projects), 5.70% due 10/01/2002 (a)(c)                                401
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,100    California Statewide Communities Development Authority, Solid Waste Facilities Revenue
                               Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 1.60% due 12/15/2024 (j)                        1,100
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,195    Castaic Lake Water Agency, California, Revenue COP (Water System Improvement Project),
                               5.77%** due 8/01/2030 (a)                                                                         488
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,585    Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding
                               Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (g)                           5,806
------------------------------------------------------------------------------------------------------------------------------------
BBB       NR*           340    Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                               Bonds, Series A, 7.10% due 8/01/2022                                                              347
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               Corona, California, COP, Refunding (Corona Community):
AAA       Aaa       $ 1,915      8% due 3/01/2009 (h)                                                                        $ 2,490
AAA       Aaa         2,065      8% due 3/01/2010 (h)                                                                          2,720
AAA       Aaa         2,230      8% due 3/01/2011 (h)                                                                          2,978
AAA       Aaa         2,410      8% due 3/01/2012 (h)                                                                          3,257
AAA       Aaa         2,605      8% due 3/01/2013 (h)                                                                          3,547
AAA       Aaa         2,810      8% due 3/01/2014 (h)                                                                          3,860
AAA       Aaa         3,035      8% due 3/01/2015 (c)                                                                          4,206
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    Cucamonga, California, County Water District, COP, Refunding, 5.50% due 9/01/2024 (d)           1,334
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,000    Etiwanda School District, California, Community Facilities District Number 8, Special
                               Tax, 6.25% due 9/01/2032                                                                        3,030
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,230    Folsom Cordova, California, Unified School District, School Facilities Improvement
                               District Number 2, GO, Series A, 5.70%** due 10/01/2025 (g)                                       944
------------------------------------------------------------------------------------------------------------------------------------
                               Grossmont, California, Unified High School District, COP (f):
AAA       Aaa         1,220      5.65% due 9/01/2017                                                                           1,337
AAA       Aaa         2,250      5.75% due 9/01/2026                                                                           2,427
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,750    Hawthorne, California, School District, GO, Series A, 5.50% due 5/01/2022 (d)                   2,936
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Industry, California, Urban Development Agency Tax Allocation Refunding Bonds
                               (Transportation District Industrial Redevelopment Project 2), 6.50% due 11/01/2002 (g)(h)       2,566
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,080    Irvine, California, Unified School District, Special Tax Refunding Bonds (Community
                               Facilities District No. 86-1), 5.50% due 11/01/2017 (a)                                         5,483
------------------------------------------------------------------------------------------------------------------------------------
A1+       NR*           100    Irvine Ranch, California, Water District, Improvement District Number 182, GO, VRDN,
                               Series A, 1.50% due 11/15/2013 (j)                                                                100
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Long Beach, California, Special Tax Bonds (Community Facilities District No. 3--Pine
                               Ave.), 6.375% due 9/01/2023                                                                     1,040
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         4,000    Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                               6.20% due 11/01/2031 (a)                                                                        4,537
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community College District, GO, Series A (g):
AAA       Aaa        12,265      5.50% due 8/01/2020                                                                          13,298
AAA       Aaa         5,035      5.50% due 8/01/2021                                                                           5,432
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,150    Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                               Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                                         5,575
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         7,000    Los Angeles, California, Convention and Exhibition Center Authority, COP,
                               9% due 12/01/2020 (a)                                                                           8,606
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         7,000    Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, Series RI-7,
                               10.745% due 11/01/2026 (g)(i)                                                                   8,784
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         5,000    Los Angeles, California, Harbor Department Revenue Refunding Bonds,
                               7.60% due 10/01/2018 (c)(g)                                                                     6,503
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Water and Power Revenue Refunding Bonds:
AAA       Aaa         5,400      (Power System), Series A-A-1, 5.25% due 7/01/2020 (f)                                         5,716
AAA       Aaa         4,000      (Power System), Series A-A-2, 5.375% due 7/01/2021 (g)                                        4,250
A1+       VMIG1@        100      VRDN, Sub-Series B-3, 1.60% due 7/01/2034 (j)                                                   100
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,100    Los Angeles County, California, Community Facilities District Number 3, Special Tax
                               Refunding Bonds (Improvement Area B), Series A, 5.625% due 9/01/2016 (a)                        1,220
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1@      1,450    Metropolitan Water District of Southern California, Waterworks Revenue Refunding
                               Bonds, VRDN, Series B-1, 1.60% due 7/01/2035 (j)                                                1,450
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,780    Morgan Hill, California, Unified School District, GO, 5.25% due 8/01/2019 (d)                $  2,982
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,515    North Orange County, California, Community College District, GO, Series A,
                               5% due 8/01/2023 (g)                                                                            3,574
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        15,000    Northern California, Transmission Revenue Refunding Bonds (California-Oregon
                               Transmission Project), Series A, 5.25% due 5/01/2020 (g)                                       15,505
------------------------------------------------------------------------------------------------------------------------------------
                               Oxnard, California, School District, GO, Refunding, Series A (g):
AAA       Aaa         1,000      5.75% due 8/01/2022                                                                           1,136
AAA       Aaa         2,000      5.75% due 8/01/2030                                                                           2,254
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,025    Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds
                               (Project Area Number 1), 5.45% due 4/01/2018 (g)                                                1,094
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Pasadena, California, Electric Revenue Bonds, 5% due 6/01/2017 (g)                              2,122
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,000    Petaluma, California, Community Development Commission Tax Allocation Bonds
                               (Petaluma Community Development Project), Series A, 5.75% due 5/01/2030 (g)                     1,067
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         7,835    Pleasanton, California, Joint Powers Financing Authority, Revenue Refunding
                               Reassessment Bonds, Sub-Series B, 6.75% due 9/02/2017                                           8,115
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.60%
                               due 11/01/2019 (g)                                                                              1,076
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa         8,295    Port Oakland, California, RITR, AMT, Class R, Series 5, 9.886% due 11/01/2012 (d)(i)           10,119
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        12,710    Port Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%
                               due 11/01/2027 (d)                                                                             13,102
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,750    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding
                               Bonds (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016 (g)                    1,990
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,865    Sacramento, California, City Financing Authority, Capital Improvement Revenue Bonds
                               (Solid Waste and Redevelopment Project), 5.75% due 12/01/2022 (a)                               4,225
------------------------------------------------------------------------------------------------------------------------------------
                               Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds:
AAA       Aaa         8,000      Series L, 5.125% due 7/01/2022 (g)                                                            8,187
AAA       Aaa         2,550      Series P, 5.25% due 8/15/2021 (f)                                                             2,688
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,700    Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project),
                               5.875% due 7/01/2015 (g)                                                                        1,913
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Sacramento County, California, Airport System Revenue Refunding Bonds, Sub-Series B,
                               5% due 7/01/2026 (d)                                                                           10,051
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Saddleback Valley, California, Unified School District, Public Financing Authority,
                               Special Tax Revenue Refunding Bonds, Series A, 5.65% due 9/01/2017 (f)                          3,822
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                               (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (g)                        2,160
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Bernardino, California, Joint Powers Financing Authority, Tax Allocation Revenue
                               Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)                                             4,439
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         4,000    San Bernardino County, California, COP, Refunding (Medical Center Financing Project),
                               5.50% due 8/01/2019 (g)                                                                         4,263
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    San Diego, California, Certificates of Undivided Interest, Water Utility Fund, Net
                               System Revenue Bonds, 5% due 8/01/2021 (d)                                                     10,249
------------------------------------------------------------------------------------------------------------------------------------
                               San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds (d):
AAA       Aaa         4,450      Series A, 5.25% due 5/15/2027                                                                 4,572
AAA       Aaa         6,175      Series B, 5.25% due 5/15/2027                                                                 6,344
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
California (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airports Commission, International Airport
                               Revenue Bonds, AMT, Second Series:
AAA       Aaa       $ 6,500      Issue 6, 6.60% due 5/01/2020 (a)                                                            $ 7,075
AAA       Aaa         5,500      Issue 11, 6.25% due 5/01/2005 (d)(h)                                                          6,177
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,855    San Francisco California, City and County Airports Commission, International Airport
                               Revenue Refunding Bonds, Second Series 28B, 5.25% due 5/01/2022 (g)                             6,140
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,250    San Francisco, California, City and County Airports Commission, International Airport,
                               Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT, Series A,
                               6.10% due 1/01/2020 (f)                                                                         1,364
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                               Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                             4,153
------------------------------------------------------------------------------------------------------------------------------------
                               San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue
                               Refunding Bonds, Series A (g):
AAA       Aaa         5,790      5.375% due 1/15/2029                                                                          5,961
AAA       Aaa         3,410      5.25% due 1/15/2030                                                                           3,499
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,000    San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area
                               Redevelopment Project), 5% due 8/01/2026 (a)                                                    7,041
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,420    San Jose--Evergreen, California, Community College District, GO, Series B,
                               5.50% due 9/01/2021 (d)                                                                         1,522
------------------------------------------------------------------------------------------------------------------------------------
                               San Juan, California, Unified School District, GO:
AAA       Aaa         3,740      5.625% due 8/01/2017 (d)                                                                      4,147
AAA       Aaa         3,000      5.70% due 8/01/2019 (f)                                                                       3,304
AAA       Aaa         4,345      5.625% due 8/01/2020 (d)                                                                      4,747
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,790    San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                               (Capital Projects), Series A, 5.125% due 7/15/2028 (f)                                          1,815
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,000    Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                               Facility Replacement Project), Series A, 6.75% due 11/15/2004 (a)(h)                           11,346
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        10,000    Santa Clara Valley, California, Water District, COP, Refunding, RIB, Series 411,
                               10.42% due 2/01/2024 (d)(i)                                                                    11,283
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,650    Santa Margarita, California, Water Disposal Special Tax Refunding Bonds
                               (Community Facilities District Number 99-1), 6.20% due 9/01/2020                                1,697
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake
                               Recovery Redevelopment Project), 6% due 7/01/2029 (a)                                           4,409
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Santa Rosa, California, High School District, GO, 5.70% due 5/01/2021 (f)                       1,076
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    Santa Rosa, California, Wastewater Revenue Refunding Bonds (SubRegional Wastewater
                               Project), Series A, 5% due 9/01/2022 (d)                                                        3,042
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Southwestern Community College, District of California, GO, 5.625% due 8/01/2018 (a)            1,114
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,630    Temecula Valley, California, Unified School District, GO, Series F, 5.80%
                               due 9/01/2014 (f)                                                                               1,832
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2         5,000    University of California, Multi-Purpose Revenue Bonds, Series K, 5.25% due 9/01/2024            5,145
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    Ventura County, California, Community College District, GO, Refunding, Series A,
                               5% due 8/01/2027 (g)                                                                            3,529
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,215    Vista, California, Unified School District, GO, Series A, 5.25% due 8/01/2025 (f)               4,377
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face
Ratings@@ Ratings@@  Amount                           Issue                                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.3%
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa       $ 7,300    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                               11.202% due 7/01/2016 (g)(i)                                                                 $  9,360
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                               Bonds, Series B, 5.75% due 7/01/2018 (g)                                                        2,241
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$464,646)--99.3%                                                                                    507,114

Other Assets Less Liabilities--0.7%                                                                                            3,656
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $510,770
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.
@@    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2002

Assets:               Investments, at value (identified cost--$464,646,126) ......................                      $507,113,501
                      Cash .......................................................................                           966,823
                      Receivables:
                        Interest .................................................................    $  7,654,907
                        Securities sold ..........................................................       4,926,456
                        Beneficial interest sold .................................................       1,046,391        13,627,754
                                                                                                      ------------
                      Prepaid registration fees and other assets .................................                            35,464
                                                                                                                        ------------
                      Total assets ...............................................................                       521,743,542
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:          Payables:
                        Securities purchased .....................................................       9,236,284
                        Beneficial interest redeemed .............................................         849,234
                        Dividends to shareholders ................................................         439,635
                        Investment adviser .......................................................         221,245
                        Distributor ..............................................................         127,883        10,874,281
                                                                                                      ------------
                      Accrued expenses ...........................................................                            99,438
                                                                                                                        ------------
                      Total liabilities ..........................................................                        10,973,719
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Net assets .................................................................                      $510,769,823
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized ................................................                      $    362,898
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized ................................................                         1,647,786
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized ................................................                           313,001
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized ................................................                         1,998,994
                      Paid-in capital in excess of par ...........................................                       477,533,525
                      Undistributed investment income--net .......................................    $    640,574
                      Accumulated realized capital losses on investments--net ....................     (14,194,330)
                      Unrealized appreciation on investments--net ................................      42,467,375
                                                                                                      ------------
                      Total accumulated earnings--net ............................................                        28,913,619
                                                                                                                        ------------
                      Net assets .................................................................                      $510,769,823
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:      Class A--Based on net assets of $42,872,519 and 3,628,982 shares
                      of beneficial interest outstanding .........................................                      $      11.81
                                                                                                                        ============
                      Class B--Based on net assets of $194,732,765 and 16,477,863 shares
                      of beneficial interest outstanding .........................................                      $      11.82
                                                                                                                        ============
                      Class C--Based on net assets of $36,983,189 and 3,130,010 shares
                      of beneficial interest outstanding .........................................                      $      11.82
                                                                                                                        ============
                      Class D--Based on net assets of $236,181,350 and 19,989,940 shares
                      of beneficial interest outstanding .........................................                      $      11.82
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

Statement of Operations

                                                                                                                 For the Year Ended
                                                                                                                    August 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:    Interest ...................................................................                     $ 28,511,742
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees ...................................................    $  2,719,499
                      Account maintenance and distribution fees--Class B .........................       1,016,154
                      Account maintenance fees--Class D ..........................................         225,137
                      Accounting services ........................................................         202,442
                      Account maintenance and distribution fees--Class C .........................         147,907
                      Professional fees ..........................................................         106,419
                      Transfer agent fees--Class B ...............................................         106,219
                      Transfer agent fees--Class D ...............................................         103,350
                      Registration fees ..........................................................          84,646
                      Printing and shareholder reports ...........................................          62,217
                      Custodian fees .............................................................          42,543
                      Trustees' fees and expenses ................................................          29,747
                      Transfer agent fees--Class A ...............................................          19,042
                      Pricing fees ...............................................................          15,591
                      Transfer agent fees--Class C ...............................................          13,012
                      Other ......................................................................         162,813
                                                                                                      ------------
                      Total expenses .............................................................                        5,056,738
                                                                                                                       ------------
                      Investment income--net .....................................................                       23,455,004
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized &            Realized gain on investments--net ..........................................                        3,249,693
Unrealized            Change in unrealized appreciation on investments--net ......................                       (1,081,594)
Gain (Loss) on                                                                                                         ------------
Investments--Net:     Total realized and unrealized gain on investments--net .....................                        2,168,099
                                                                                                                       ------------
                      Net Increase in Net Assets Resulting from Operations .......................                     $ 25,623,103
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               August 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2002              2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ...................................................    $  23,455,004     $  20,866,410
                      Realized gain on investments--net ........................................        3,249,693         9,044,565
                      Change in unrealized appreciation on investments--net ....................       (1,081,594)       11,329,465
                                                                                                    -------------     -------------
                      Net increase in net assets resulting from operations .....................       25,623,103        41,240,440
                                                                                                    -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to          Investment income--net:
Shareholders:           Class A ................................................................       (2,085,753)       (1,671,933)
                        Class B ................................................................       (9,188,278)       (8,844,710)
                        Class C ................................................................       (1,090,321)         (525,333)
                        Class D ................................................................      (11,095,385)      (10,046,434)
                                                                                                    -------------     -------------
                      Net decrease in net assets resulting from dividends to shareholders ......      (23,459,737)      (21,088,410)
                                                                                                    -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net increase in net assets derived from beneficial
Transactions:         interest transactions ....................................................       10,414,391        42,004,021
                                                                                                    -------------     -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase in net assets .............................................       12,577,757        62,156,051
                      Beginning of year ........................................................      498,192,066       436,036,015
                                                                                                    -------------     -------------
                      End of year* .............................................................    $ 510,769,823     $ 498,192,066
                                                                                                    =============     =============
-----------------------------------------------------------------------------------------------------------------------------------
                      * Undistributed investment income--net ...................................    $     640,574                --
                                                                                                    =============     =============
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

Financial Highlights

                                                                                                    Class A
The following per share data and ratios have been derived                  --------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended August 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ...............   $  11.77    $  11.26    $  11.10    $  12.15    $  11.81
Operating                                                                  --------    --------    --------    --------    --------
Performance:          Investment income--net ...........................        .58+        .59         .58         .60         .63
                      Realized and unrealized gain (loss) on
                      investments--net .................................        .04         .51         .16        (.79)        .34
                                                                           --------    --------    --------    --------    --------
                      Total from investment operations .................        .62        1.10         .74        (.19)        .97
                                                                           --------    --------    --------    --------    --------
                      Less dividends and distributions:
                        Investment income--net .........................       (.58)       (.59)       (.58)       (.60)       (.63)
                        Realized gain on investments--net ..............         --          --          --        (.18)         --
                        In excess of realized gain on
                        investments--net ...............................         --          --          --        (.08)         --
                                                                           --------    --------    --------    --------    --------
                      Total dividends and distributions ................       (.58)       (.59)       (.58)       (.86)       (.63)
                                                                           --------    --------    --------    --------    --------
                      Net asset value, end of year .....................   $  11.81    $  11.77    $  11.26    $  11.10    $  12.15
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share ...............      5.48%      10.04%       7.02%      (1.80%)      8.39%
Return:*                                                                   ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses, net of reimbursement and
Average               excluding reorganization expenses ................       .71%        .69%        .67%        .65%        .65%
Net Assets:                                                                ========    ========    ========    ========    ========
                      Expenses, excluding reorganization expenses ......       .71%        .69%        .67%        .65%        .65%
                                                                           ========    ========    ========    ========    ========
                      Expenses .........................................       .74%        .75%        .67%        .65%        .65%
                                                                           ========    ========    ========    ========    ========
                      Investment income--net ...........................      5.03%       5.06%       5.35%       5.07%       5.25%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands) ...........   $ 42,873    $ 40,877    $ 31,868    $ 37,641    $ 45,544
Data:                                                                      ========    ========    ========    ========    ========
                      Portfolio turnover ...............................     37.35%      55.75%      84.36%     106.84%      90.92%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

Financial Highlights (continued)

                                                                                                   Class B
The following per share data and ratios have been derived                  --------------------------------------------------------
from information provided in the financial statements.                                   For the Year Ended August 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ................  $  11.77    $  11.26    $  11.10    $  12.16    $  11.82
Operating                                                                  --------    --------    --------    --------    --------
Performance:          Investment income--net ............................       .52+        .53         .53         .54         .57
                      Realized and unrealized gain (loss) on
                      investments--net ..................................       .05         .51         .16        (.80)        .34
                                                                           --------    --------    --------    --------    --------
                      Total from investment operations ..................       .57        1.04         .69        (.26)        .91
                                                                           --------    --------    --------    --------    --------
                      Less dividends and distributions:
                        Investment income--net ..........................      (.52)       (.53)       (.53)       (.54)       (.57)
                        Realized gain on investments--net ...............        --          --          --        (.18)         --
                        In excess of realized gain on investments--net ..        --          --          --        (.08)         --
                                                                           --------    --------    --------    --------    --------
                      Total dividends and distributions .................      (.52)       (.53)       (.53)       (.80)       (.57)
                                                                           --------    --------    --------    --------    --------
                      Net asset value, end of year ......................  $  11.82    $  11.77    $  11.26    $  11.10    $  12.16
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share ................     5.04%       9.48%       6.48%      (2.38%)      7.84%
Return:*                                                                   ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses, net of reimbursement and
Average               excluding reorganization expenses .................     1.22%       1.20%       1.18%       1.16%       1.16%
Net Assets:                                                                ========    ========    ========    ========    ========
                      Expenses, excluding reorganization expenses .......     1.22%       1.20%       1.18%       1.16%       1.16%
                                                                           ========    ========    ========    ========    ========
                      Expenses ..........................................     1.25%       1.25%       1.18%       1.16%       1.16%
                                                                           ========    ========    ========    ========    ========
                      Investment income--net ............................     4.52%       4.55%       4.85%       4.57%       4.75%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands) ............  $194,733    $221,516    $200,409    $269,191    $341,111
Data:                                                                      ========    ========    ========    ========    ========
                      Portfolio turnover ................................    37.35%      55.75%      84.36%     106.84%      90.92%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

Financial Highlights (continued)

                                                                                                   Class C
The following per share data and ratios have been derived                  --------------------------------------------------------
from information provided in the financial statements.                                   For the Year Ended August 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ................  $  11.77    $  11.26    $  11.10    $  12.15    $  11.82
Operating                                                                  --------    --------    --------    --------    --------
Performance:          Investment income--net ............................       .51+        .52         .52         .53         .55
                      Realized and unrealized gain (loss) on
                      investments--net ..................................       .05         .51         .16        (.79)        .33
                                                                           --------    --------    --------    --------    --------
                      Total from investment operations ..................       .56        1.03         .68        (.26)        .88
                                                                           --------    --------    --------    --------    --------
                      Less dividends and distributions:
                        Investment income--net ..........................      (.51)       (.52)       (.52)       (.53)       (.55)
                        Realized gain on investments--net ...............        --          --          --        (.18)         --
                        In excess of realized gain on
                        investments--net ................................        --          --          --        (.08)         --
                                                                           --------    --------    --------    --------    --------
                      Total dividends and distributions .................      (.51)       (.52)       (.52)       (.79)       (.55)
                                                                           --------    --------    --------    --------    --------
                      Net asset value, end of year ......................  $  11.82    $  11.77    $  11.26    $  11.10    $  12.15
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share ................     4.94%       9.37%       6.37%      (2.40%)      7.65%
Return:*                                                                   ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses, net of reimbursement and
Average               excluding reorganization expenses .................     1.32%       1.30%       1.28%       1.26%       1.26%
Net Assets:                                                                ========    ========    ========    ========    ========
                      Expenses, excluding reorganization expenses .......     1.32%       1.30%       1.28%       1.26%       1.26%
                                                                           ========    ========    ========    ========    ========
                      Expenses ..........................................     1.35%       1.35%       1.28%       1.26%       1.26%
                                                                           ========    ========    ========    ========    ========
                      Investment income--net ............................     4.42%       4.45%       4.75%       4.46%       4.64%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands) ............  $ 36,983    $ 16,357    $ 10,262    $ 11,769    $ 12,646
Data:                                                                      ========    ========    ========    ========    ========
                      Portfolio turnover ................................    37.35%      55.75%      84.36%     106.84%      90.92%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                   Class D
The following per share data and ratios have been derived                  --------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended August 31,
                                                                           --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ................  $  11.77    $  11.26    $  11.10    $  12.16    $  11.82
Operating                                                                  --------    --------    --------    --------    --------
Performance:          Investment income--net ............................       .57+        .58         .57         .59         .62
                      Realized and unrealized gain (loss) on
                      investments--net ..................................       .05         .51         .16        (.80)        .34
                                                                           --------    --------    --------    --------    --------
                      Total from investment operations ..................       .62        1.09         .73        (.21)        .96
                                                                           --------    --------    --------    --------    --------
                      Less dividends and distributions:
                        Investment income--net ..........................      (.57)       (.58)       (.57)       (.59)       (.62)
                        Realized gain on investments--net ...............        --          --          --        (.18)         --
                        In excess of realized gain on
                        investments--net ................................        --          --          --        (.08)         --
                                                                           --------    --------    --------    --------    --------
                      Total dividends and distributions .................      (.57)       (.58)       (.57)       (.85)       (.62)
                                                                           --------    --------    --------    --------    --------
                      Net asset value, end of year ......................  $  11.82    $  11.77    $  11.26    $  11.10    $  12.16
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share ................     5.46%       9.93%       6.91%      (1.98%)      8.28%
Return:*                                                                   ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses, net of reimbursement and
Average               excluding reorganization expenses .................      .81%        .79%        .77%        .75%        .75%
Net Assets:                                                                ========    ========    ========    ========    ========
                      Expenses, excluding reorganization expenses .......      .81%        .79%        .77%        .75%        .75%
                                                                           ========    ========    ========    ========    ========
                      Expenses ..........................................      .84%        .84%        .77%        .75%        .75%
                                                                           ========    ========    ========    ========    ========
                      Investment income--net ............................     4.93%       4.96%       5.25%       4.98%       5.15%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of year (in thousands) ............  $236,181    $219,442    $193,497    $194,029    $205,507
Data:                                                                      ========    ========    ========    ========    ========
                      Portfolio turnover ................................    37.35%      55.75%      84.36%     106.84%      90.92%
                                                                           ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002
began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $422,033 reduction in cost of securities (which in return results in a corresponding $422,033 increase in net unrealized appreciation and a corresponding $422,033 increase in accumulated net investment loss), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $123,802, decrease net unrealized appreciation by $290,877 and increase net realized capital losses by $589,108. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $302,905 have been reclassified between accumulated net realized capital losses and undistributed investment income net and $764,435 has been reclassified between paid-in capital in excess of par and undistributed investment income net. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                           Account                 Distribution
                                       Maintenance Fee                 Fee
-------------------------------------------------------------------------------
Class B ............................        .25%                       .25%
Class C ............................        .25%                       .35%
Class D ............................        .10%                        --
-------------------------------------------------------------------------------


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                                      FAMD               MLPF&S
-------------------------------------------------------------------------------
Class A ..............................              $ 2,069             $16,361
Class D ..............................              $10,255             $90,197
-------------------------------------------------------------------------------

For the year ended August 31, 2002, MLPF&S received contingent deferred sales charges of $117,834 and $17,938 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $19,000 relating

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2002, the Fund reimbursed FAM $23,122 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $178,214,990 and $188,105,891, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains as of August 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Gains
-------------------------------------------------------------------------------
Long-term investments ...................        $ 3,323,035        $42,467,375
Financial futures contracts .............            (73,342)                --
                                                 -----------        -----------
Total ...................................        $ 3,249,693        $42,467,375
                                                 ===========        ===========
-------------------------------------------------------------------------------

As of August 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $41,934,436 of which $41,946,098 related to appreciated securities and $11,662 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $465,179,065.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $10,414,391 and $42,004,021 for the years ended August 31, 2002 and August 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2002                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         647,353         $ 7,518,687
Shares issued to shareholders
in reinvestment of dividends ..............          74,346             861,819
                                                   --------         -----------
Total issued ..............................         721,699           8,380,506
Shares redeemed ...........................        (566,850)         (6,581,153)
                                                   --------         -----------
Net increase ..............................         154,849         $ 1,799,353
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          513,317        $  5,929,702
Shares issued resulting from
reorganization ...........................          709,445           8,143,032
Shares issued to shareholders
in reinvestment of dividends .............           58,776             670,910
                                                 ----------        ------------
Total issued .............................        1,281,538          14,743,644
Shares redeemed ..........................         (637,579)         (7,265,629)
                                                 ----------        ------------
Net increase .............................          643,959        $  7,478,015
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2002                               Shares             Amount
-------------------------------------------------------------------------------

Shares sold ..............................        2,226,522        $ 25,871,856
Shares issued to shareholders
in reinvestment of dividends .............          343,648           3,984,430
                                                 ----------        ------------
Total issued .............................        2,570,170          29,856,286
Automatic conversion of shares ...........       (2,035,493)        (23,726,527)
Shares redeemed ..........................       (2,876,883)        (33,376,806)
                                                 ----------        ------------
Net decrease .............................       (2,342,206)       $(27,247,047)
                                                 ==========        ============
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        2,003,207        $ 22,872,285
Shares issued resulting from
reorganization ...........................        4,326,280          49,673,399
Shares issued to shareholders
in reinvestment of dividends .............          338,921           3,869,296
                                                 ----------        ------------
Total issued .............................        6,668,408          76,414,980
Automatic conversion of shares ...........       (2,210,553)        (25,279,979)
Shares redeemed ..........................       (3,430,047)        (39,077,312)
                                                 ----------        ------------
Net increase .............................        1,027,808        $ 12,057,689
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2002                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        2,116,735        $ 24,603,457
Shares issued to shareholders
in reinvestment of dividends .............           47,620             552,179
                                                 ----------        ------------
Total issued .............................        2,164,355          25,155,636
Shares redeemed ..........................         (424,323)         (4,898,714)
                                                 ----------        ------------
Net increase .............................        1,740,032        $ 20,256,922
                                                 ==========        ============
-------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         471,250         $ 5,418,261
Shares issued resulting from
reorganization ............................         250,005           2,869,992
Shares issued to shareholders
in reinvestment of dividends ..............          24,379             278,376
                                                   --------         -----------
Total issued ..............................         745,634           8,566,629
Shares redeemed ...........................        (266,876)         (3,043,289)
                                                   --------         -----------
Net increase ..............................         478,758         $ 5,523,340
                                                   ========         ===========


-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended August 31, 2002                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................        1,397,500        $ 16,186,766
Automatic conversion of shares ...........        2,035,844          23,726,527
Shares issued to shareholders
in reinvestment of dividends .............          409,392           4,746,423
                                                 ----------        ------------
Total issued .............................        3,842,736          44,659,716
Shares redeemed ..........................       (2,501,336)        (29,054,553)
                                                 ----------        ------------
Net increase .............................        1,341,400        $ 15,605,163
                                                 ==========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended August 31, 2001                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          763,479        $  8,801,336
Shares issued resulting from
reorganization ...........................          688,703           7,906,961
Automatic conversion of shares ...........        2,210,746          25,279,979
Shares issued to shareholders
in reinvestment of dividends .............          358,892           4,097,324
                                                 ----------        ------------
Total issued .............................        4,021,820          46,085,600
Shares redeemed ..........................       (2,553,699)        (29,140,623)
                                                 ----------        ------------
Net increase .............................        1,468,121        $ 16,944,977
                                                 ==========        ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2002.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2002           8/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $23,459,737         $21,088,410
                                                 -----------         -----------
Total distributions ....................         $23,459,737         $21,088,410
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of August 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ...................         $    349,697
Undistributed ordinary income--net .....................                   --
Undistributed long-term capital
gains--net .............................................                   --
                                                                 ------------
Total undistributed earnings--net ......................              349,697
Capital loss carryforward ..............................          (12,622,391)*
Unrealized gains--net ..................................           41,186,313**
                                                                 ------------
Total accumulated earnings--net ........................         $ 28,913,619
                                                                 ============
-----------------------------------------------------------------------------

 * On August 31, 2002, the Fund had a net capital loss carryforward of $12,622,391, of which $2,000,245 expires in 2008 and $10,622,146 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch California Insured Municipal
Bond Fund of Merrill Lynch California
Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during its taxable year ended August 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

OFFICERS AND TRUSTEES

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served   Principal Occupation(s) During Past 5 Years              Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*             President  1999 to  Chairman, Americas Region since 2001, and               118 Funds          None
P.O. Box 9011               and        present  Executive Vice President since 1983 of Fund          169 Portfolios
Princeton, NJ 08543-9011    Trustee    and      Asset Management L.P. ("FAM") and Merrill
Age: 61                                1992 to  Lynch Investment Managers L.P. ("MLIM");
                                       present  President of Merrill Lynch Mutual Funds since
                                                1999; President of FAM Distributors, Inc.
                                                ("FAMD") since 1986 and Director thereof since
                                                1991; Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial Data
                                                Services, Inc. since 1985.
----------------------------------------------------------------------------------------------------------------------------------
*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice
 President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served*  Principal Occupation(s) During Past 5 Years              Trustees       Trustees
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Trustee    1995 to  Director and Executive Vice President, The              39 Funds       Berkshire
P.O. Box 9011                          present  China Business Group, Inc. since 1996.                59 Portfolios    Holding
Princeton, NJ 08543-9011                                                                                               Corporation
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                  Trustee    2002 to  Member of Committee on Investment of Employee           42 Funds       Kimco Realty;
P.O. Box 9011                          present  Benefit Assets of the Association for Financial       62 Portfolios
Princeton, NJ 08543-9011                        Professionals since 1986.
Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London           Trustee    1992 to  John M. Olin Professor of Humanities, New York          39 Funds           None
P.O. Box 9011                          present  University since 1993.                               59 Portfolios
Princeton, NJ 08543-9011
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold             Trustee    1992 to  George Gund Professor of Finance and Banking,           39 Funds           None
P.O. Box 9011                          present  Harvard School of Business since 2000; Finance       59 Portfolios
Princeton, NJ 08543-9011                        Area Chair since 1996.
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Trustee    1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &        42 Funds            None
P.O. Box 9011                          present  Sisk, P.A. since 1993.                              62 Portfolios
Princeton, NJ 08543-9011
Age: 59
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2002

OFFICERS AND TRUSTEES (concluded)

                                                                                                        Number of
                                                                                                       Portfolios
                                                                                                         in Fund          Other
                           Position(s) Length                                                            Complex      Directorships
                               Held    of Time                                                         Overseen by       Held by
Name, Address & Age         with Fund  Served*  Principal Occupation(s) During Past 5 Years              Trustees       Trustees
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Trustee    2002 to  Principal of STI Management since 1994.                 42 Funds          None
P.O. Box 9011                          present                                                       62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden            Trustee    2002 to  Director, Silbanc Properties, Ltd. (real estate,        42 Funds          None
P.O. Box 9011                          present  investment and consulting) since 1987;               62 Portfolios
Princeton, NJ 08543-9011                        Chairman and President of Seiden & de Cuevas,
Age: 71                                         Inc. (private investment firm) from 1964 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Trustee    2002 to  Chairman, Fernwood Advisors since 1996.                 42 Funds       Interna-
P.O. Box 9011                          present                                                       62 Portfolios     tional Mobile
Princeton, NJ 08543-9011                                                                                               Communi-
Age: 69                                                                                                                cations, Inc.
------------------------------------------------------------------------------------------------------------------------------------
*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                          Position(s)   Length
                             Held       of Time
Name, Address & Age        with Fund    Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011              President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton, NJ 08543-9011   and          and 1999    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 42                    Treasurer    to present  to 1997; Director of Taxation of MLIM since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob           Senior       2001 to     Managing Director of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011              Vice         present     from 1997 to 2000; Vice President of MLIM from 1984 to 1997.
Princeton, NJ 08543-9011   President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo           Senior       2001 to     Managing Director of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011              Vice         present     from 1997 to 2000; Vice President of MLIM from 1991 to 1997.
Princeton, NJ 08543-9011   President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Walter C. O'Connor         Vice         1998 to     Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM
P.O. Box 9011              President    present     from 1993 tp 1997.
Princeton, NJ 08543-9011
Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Secretary    1999 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                           present     1999 to 2002; Attorney associated with MLIM since 1997; Associate with
Princeton, NJ 08543-9011                            Kirkpatrick & Lockhart LLP from 1992 to 1997.
Age: 42
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian                                      Transfer Agent

The Bank of New York                           Financial Data Services, Inc.
90 Washington Street, 12th Floor               4800 Deer Lake Drive East
New York, NY 10286                             Jacksonville, FL 32246-6484
                                               800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                                [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10329--8/02